INCOME TAXES (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Non-capital losses carried forward	$ 25,550	$ 17,112
Capital assets	653	1,232
Intangible assets	(2,271)	(2,459)
Research and development expenditures	12,807	10,344
Research and development tax credits	16,623	15,250
Stock Compensation	506	0
Reserves not taken for tax purposes	1,593	816
Total deferred tax assets	55,461	42,295
Valuation allowance	(55,461)	(42,295)
Net deferred tax asset	$ 0	$ 0